THE GABELLI U.S. TREASURY MONEY MARKET FUND

                               SEMI-ANNUAL REPORT
                                MARCH 31, 2000(A)








                                                                 [Photo omitted]
                                                                JUDITH A. RANERI

TO OUR SHAREHOLDERS,

      At the March 21, 2000 Federal Open Market Committee ("FOMC") meeting the Federal Reserve Board (the "Fed") raised short term interest rates for the fifth time in less than a year, as part of its continuing crusade to slow the economy and keep inflation in check. The FOMC justified their action once again by warning of "inflationary imbalances that could imperil the current record of economic expansion". At that point, there were few signs of inflation apart from rising fuel prices; certainly nothing in the data could argue for the Fed to alter its anticipated course of action. Growth during the fourth quarter of 1999 was extremely strong and indications in the first quarter of 2000 suggest similar strength.

      Since the beginning of the year, the bond market has undergone erratic price swings caused largely by continued Fed tightening, the initiation of the Treasury's buyback program, volatility in equity markets and continued indications that the economy is expanding at an unprecedented rate. The market has seen little to no evidence that the pace of the current economic expansion is slowing, tight labor market conditions have eased or that price pressures are moderating. Recent economic releases such as the employment report reflect exceptionally tight labor market conditions. Non-farm payrolls surged by 416,000. Average hourly earnings increased by 0.4% for the third consecutive month and are at their highest level in more than six months. The National Association of Purchasing Management prices paid index surged to a new five-year high of 79.8, suggesting that pipeline inflation pressures are increasingly threatening to finished goods prices.

      Additional signs of robust economic activity are evidenced from the consumer and manufacturing sectors. Personal income and spending were up in February (income rose 0.4% and spending rose 1.0%) and point to continued solid personal consumption. Consumer confidence also remains quite high, as underscored by the final reading on the University of Michigan Consumer Sentiment Index. On the growth

--------------------------------------------------------------------------------
(A) THE FUND'S FISCAL YEAR ENDS SEPTEMBER 30.

and inflation fronts, the Producer Price Index ("PPI") jumped 1.0% as energy costs soared once again and retail sales came in stronger than expected - the fastest pace in more than 15 years - emphasizing the economy's excessive momentum. In addition, March's Consumer Price Index ("CPI") report rose 0.7%, with the core rate up 0.4%, the largest one-month rise in core consumer prices since January of 1995. With the issuance of this current data, Gross Domestic Product ("GDP") growth is expected to be at least 5.5%, far above any reasonable current estimates considering the economy's excessive pace.

      The Fed has continued its tightening cycle well into the first quarter of 2000. Although the recent volatility within the equity markets is probably adequate to help moderate Fed action, it is not enough to allow the Fed to remain sidelined completely. The Fed is scheduled to meet twice again during the second quarter, on May 16 and then again on June 27. It appears that with the economy continuing to expand rapidly, labor markets at their tightest levels in years and pipeline inflation pressures still rising, the Fed will elect to raise rates yet again.

INVESTMENT RESULTS

      For the twelve-month period ended March 31, 2000, The Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 4.73%. The Lipper U.S. Treasury Money Market Average had a total return of 4.51% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on March 31, 2000 were 5.41% and 5.37%, respectively.

      For the five-year period ended March 31, 2000, the Fund's total return averaged 5.04% versus an average annual total return of 4.80% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through March 31, 2000, the Fund had an average annual total return of 4.51%. As of March 31, 2000, direct shareholders total 6,429 and net assets are $482.7 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INITIAL INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are voluntarily capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.

                                                     Sincerely,

                                                     /S/ Judith A. Raneri

                                                     JUDITH A. RANERI
                                                     Vice President and
                                                     Portfolio Manager
April 14, 2000



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.46% and 4.56%, respectively, as of March 31, 2000.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                              ANNUALIZED
  PRINCIPAL                                  YIELD AT DATE               MATURITY                         MARKET
   AMOUNT                                     OF PURCHASE                  DATE                            VALUE
  ---------                                  -------------               --------                         ------

                U.S. TREASURY OBLIGATIONS -- 100.1%
                U.S. TREASURY BILLS -- 100.1%
 $486,460,000   U.S. Treasury Bills ......  5.295% to 5.884%         04/20/00-07/13/00                 $483,038,148
                                                                                                       ------------
 TOTAL INVESTMENTS (Cost $483,038,148)(a) ....................................................  100.1%  483,038,148
 OTHER ASSETS AND LIABILITIES (NET) ..........................................................   (0.1)     (391,215)
                                                                                                -----  ------------
 NET ASSETS (applicable to 482,646,933 shares outstanding,
   $0.001 par value, one billion shares authorized) ..........................................  100.0% $482,646,933
                                                                                                =====  ============
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ....................................                $1.00
                                                                                                              =====

----------------------------------------------------
(a) Aggregate cost for Federal tax purposes.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                       SIX MONTHS ENDED                 YEAR ENDED SEPTEMBER 30,
                                                        MARCH 31, 2000   -----------------------------------------------------
                                                          (UNAUDITED)       1999       1998       1997(C)     1996      1995
                                                           ---------      ---------  ---------  ---------  ---------  ---------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...............    $    1.00      $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                           ---------      ---------  ---------  ---------  ---------  ---------
   Net investment income (a) ..........................       0.0246         0.0422     0.0496     0.0485     0.0492     0.0528
   Net realized gain on investments ...................       0.0002         0.0005     0.0005     0.0013     0.0006     0.0002
                                                           ---------      ---------  ---------  ---------  ---------  ---------
   Total from investment operations ...................       0.0248         0.0427     0.0501     0.0498     0.0498     0.0530
                                                           ---------      ---------  ---------  ---------  ---------  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..............................      (0.0246)       (0.0422)   (0.0496)   (0.0485)   (0.0492)   (0.0528)
   Net realized gain on investments ...................      (0.0002)       (0.0005)   (0.0005)   (0.0013)   (0.0006)   (0.0002)
                                                           ---------      ---------  ---------  ---------  ---------  ---------
   Total distributions ................................      (0.0248)       (0.0427)   (0.0501)   (0.0498)   (0.0498)   (0.0530)
                                                           ---------      ---------  ---------  ---------  ---------  ---------
   NET ASSET VALUE, END OF PERIOD .....................    $    1.00      $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                           =========      =========  =========  =========  =========  =========
   Total return+ ......................................         2.5%           4.4%       5.1%       5.1%       5.1%       5.4%
                                                           =========      =========  =========  =========  =========  =========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...............    $ 482,647      $ 480,100  $ 314,394  $ 203,542  $ 216,038  $ 218,036
                                                           ---------      ---------  ---------  ---------  ---------  ---------
   Ratio of net investment income to average net assets        4.93%(d)       4.19%      4.91%      4.85%      4.92%      5.30%
   Ratio of operating expenses to average net assets (b)       0.30%(d)       0.30%      0.30%      0.30%      0.30%      0.27%

---------------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before fees waived by the Manager for the six months ended March 31, 2000 and the fiscal years ended September 30, 1999, 1998, 1997, 1996 and 1995 were $0.0242, $0.0412, $0.0475, $0.0469, $0.0477 and
    $0.0516, respectively.
(b) Operating expense ratios before fees waived by the Manager for the six months ended March 31, 2000 and the fiscal years ended September 30, 1999, 1998, 1997, 1996 and 1995 were 0.37%, 0.40%, 0.46%, 0.45%, 0.45% and 0.39%, respectively.
(c) Gabelli Funds, LLC became the sole investment adviser of the Fund on April 15, 1997.
(d) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest ..............................................    $ 13,766,501
                                                              ------------
EXPENSES:
   Management fees .......................................         790,349
   Transfer agent fees ...................................          72,174
   Custodian fees ........................................          41,040
   Registration fees .....................................          26,967
   Legal and audit fees ..................................          15,955
   Trustees' fees ........................................          12,000
   Shareholder communications expenses ...................           9,580
   Miscellaneous expenses ................................          13,374
                                                              ------------
   TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER ..........         981,439
   Fees waived by Manager ................................        (189,994)
                                                              ------------
   TOTAL EXPENSES -- NET .................................         791,445
                                                              ------------
NET INVESTMENT INCOME ....................................      12,975,056
NET REALIZED GAIN ON INVESTMENTS .........................         121,685
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ 13,096,741
                                                              ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           SIX MONTHS ENDED       YEAR ENDED
                                            MARCH 31, 2000      SEPTEMBER 30,
                                              (UNAUDITED)            1999
                                         --------------------------------------
OPERATIONS:
  Net investment income ...............   $    12,975,056      $    17,970,183
  Net realized gain on investments ....           121,685              230,183
                                          ---------------      ---------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .........        13,096,741           18,200,366
                                          ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............       (12,975,056)         (17,970,183)
  Net realized gain on investments ....          (121,685)            (230,183)
                                          ---------------      ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (13,096,741)         (18,200,366)
                                          ---------------      ---------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
  Shares sold .........................     1,113,838,931        2,175,277,133
  Shares issued upon reinvestment
    of dividends and distributions ....        12,810,521           17,576,389
  Shares redeemed .....................    (1,124,102,031)      (2,027,147,677)
                                          ---------------      ---------------
  NET INCREASE IN NET ASSETS ..........         2,547,421          165,705,845
NET ASSETS:
  Beginning of period .................       480,099,512          314,393,667
                                          ---------------      ---------------
  End of period .......................   $   482,646,933      $   480,099,512
                                          ===============      ===============


                 See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. DESCRIPTION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has undertaken to assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. For the six months ended March 31, 2000, the Manager voluntarily waived management fees of $189,994.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                                BOARD OF TRUSTEES
         Mario J. Gabelli, CFA                 John J. Parker
         CHAIRMAN AND CHIEF                    ATTORNEY-AT-LAW
         INVESTMENT OFFICER                    MCCARTHY, FINGAR, DONOVAN,
         GABELLI ASSET MANAGEMENT INC.         DRAZEN &SMITH

         Anthony J. Colavita                   Karl Otto Pohl
         ATTORNEY-AT-LAW                       FORMER PRESIDENT
         ANTHONY J. COLAVITA, P.C.             DEUTSCHE BUNDESBANK

         Vincent D. Enright                    Anthonie C. van Ekris
         FORMER SENIOR VICE PRESIDENT          MANAGING DIRECTOR
         AND CHIEF FINANCIAL OFFICER           BALMAC INTERNATIONAL, INC.
         KEYSPAN ENERGY CORP.

                                    OFFICERS
         Mario J. Gabelli, CFA                 Ronald S. Eaker
         PRESIDENT                             VICE PRESIDENT

         Bruce N. Alpert                       Judith A. Raneri
         VICE PRESIDENT AND                    VICE PRESIDENT
         TREASURER                             AND PORTFOLIO MANAGER

         James E. McKee                        Henley L. Smith
         SECRETARY                             VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie, Farr & Gallagher


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB404Q100SR

                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND


                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2000